UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2026
RideNow Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38248 (Commission File Number)	46-3951329 (I.R.S. Employer Identification No.)

2677 E Willis Road, Chandler, Arizona		85286
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (480) 755-5200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RDNW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On August 11, 2026, RideNow Group, Inc. (the “Company”) issued a press release announcing its results for the second quarter ended June 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1.
The information contained under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years

On August 5, 2026, the Board of Directors (the “Board”) of the Company approved and adopted the Third Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), effective as of August 5, 2026. The Amended and Restated Bylaws amend and restate the Company’s Second Amended and Restated Bylaws in their entirety.

Among other administrative and modernizing updates, the principal changes reflected in the Amended and Restated Bylaws include the following:

•Remote Meetings and Electronic Notice: Modernizes meeting procedures by explicitly authorizing virtual/remote stockholder meetings and permitting electronic delivery of meeting notices via email or electronic posting in compliance with Nevada Revised Statutes (“NRS”) Title 7 standards.

•Universal Proxy Rules Integration (Rule 14a-19): Updates advance notice procedures to incorporate procedural and informational requirements in connection with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), including requiring nominating stockholders to represent that they will solicit holders of shares representing at least 67% of the voting power, submit candidate questionnaires and representations, and provide required documentary evidence prior to the meeting.

•Exclusive Forum: Designates the Eighth Judicial District Court of Clark County, Nevada as the sole and exclusive forum for internal corporate actions and claims governed by the internal affairs doctrine, and designates the federal district courts of the United States of America as the sole and exclusive forum for resolving claims arising under the Securities Act of 1933, as amended.

•Uncertificated Shares: Grants explicit authority for the issuance and electronic tracking of uncertificated shares.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description
3.1	Third Amended and Restated Bylaws, effective as of August 5, 2026.
99.1	Press Release, dated August 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RideNow Group, Inc.

Date: August 11, 2026	By:	/s/ Joshua J. Barsetti
Joshua J. Barsetti
Executive Vice President and Chief Financial Officer